UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Annual Report
December 31, 2015

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance (Unaudited)	1

Sector Allocation (Unaudited)	16

Expense Example (Unaudited)	17

Performance Information (Unaudited)	19

Schedule of Investments	20

Statement of Assets and Liabilities	26

Statement of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	52

Approval of Investment Advisory Agreement (Unaudited)	53

Trustees and Executive Officers (Unaudited)	55

Additional Information (Unaudited)	58

Privacy Notice (Unaudited)	60

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies. We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners. When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

Evermore Global Value Fund

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically being concentrated in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund
A Letter from the CEO

Eric LeGoff
CEO, Evermore Funds Trust

Dear Shareholder,

Although 2015 had its challenges, the Fund’s performance ended the year up 8.18% for the Institutional Class. The Fund’s 2015 performance was strong as compared to its peers, ending the year in the top 3% of all Morningstar World Stock Category funds for the one year period1.  Our investment team had a very busy 2015, meeting with management teams from over 200 companies.  We believe we go into 2016 with a very well-positioned portfolio and that the convergence of the micro environment (e.g., cheap valuations, restructurings, asset sales, spin-offs, M&A, etc.) and the macro environment (low interest rates, low energy prices, geopolitical strife, weak currencies, quantitative easing, etc.) has created a compelling environment for special situations investing, especially in Europe.

On the corporate front, I am pleased to report that the Fund’s assets at year-end had grown to $305.6 million, an increase of almost 30% over year-end 2014 assets.  We welcomed Bart Tesoriero as our new CFO.  Bart replaced Sal DiFranco who was our CFO since the firm’s inception.  We are very pleased that Sal will stay involved with Evermore as our Vice President of Special Projects.  One of our major marketing initiatives in 2015 was to rebuild our website to offer existing and prospective investors an improved experience and an enhanced discussion of our investment philosophy and process.  We launched our newly designed website at year-end.  I invite you to explore our new site (www.evermoreglobal.com) at your convenience.

David Marcus and I continue to be extremely appreciative of the efforts of our employees, Board of Trustees, advisors, and service providers.  I would like to thank the following service providers for their support over the past year:  U.S. Bancorp Fund Services, LLC (Fund administrator, accountant, transfer agent); U.S. Bank N.A. (Fund custodian); Quasar Distributors LLC (Fund distributor); Lyndhurst Investment Partners, LLC (third party marketing firm); Drinker Biddle & Reath LLP (Fund counsel); John Canning of Cipperman Compliance Services, LLC (Chief Compliance Officer and compliance services provider); Gary M. Gardner (counsel to the Fund’s independent trustees); Ernst & Young (Fund auditor); Olmec Systems, Inc. (technology support provider); Tiller, LLC (marketing communications provider); JCPR, Inc. (public relations and marketing provider); Eze Software Group (order management system provider); Advent Software (portfolio management software provider); and Bloomberg (market data provider).
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1
Morningstar World Stock category percent rankings for the Fund’s Institutional Class for the 1 year, 3 year, and 5 year periods ended December 31, 2015 were 3%, 10% and 86%, out of 1,208, 984 and, 781 World Stock funds, respectively.

And finally, the entire Evermore team would like to thank you, our shareholders, for the continued support and confidence you have shown us.  We wish you all the best for a happy, healthy and prosperous 2016.

Sincerely,

Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Value Fund
A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“Buy when everyone else is selling and hold until everyone else is buying. That’s not just a catchy slogan. It’s the very essence of successful investing.” –J. Paul Getty

Dear Shareholder,

Despite considerable market volatility, a collapse in commodity prices, and several major terrorist attacks that rocked the world, 2015 was a good year for the Fund.  Throughout the year, the Fund’s portfolio saw many catalysts come to fruition that significantly benefited performance, as compared to 2014, which was a bit light on catalyst activity.  We also saw a convergence of micro (bottom-up) and macro (top down) developments during the year that we believe helped drive value creation in 2015, but has also set the stage for further value creation in 2016 and beyond.  Some of these macro developments include weakening currencies, continued low interest rates, declining energy prices, and introduction of an aggressive European Central Bank (“ECB”) quantitative easing (“QE”) program.

For the year ended December 31, 2015, Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were up 8.18% while the MSCI All Country World Index (“MSCI ACWI”) was down 2.36%, and the HFRX Event Driven Index (“HFRX ED”) was down 6.94%.  The chart below shows quarter by quarter and total 2015 investment performance for the Fund, MSCI ACWI and HFRX ED.

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667). The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.  From the prospectus dated April 30, 2015, the gross expense ratio for the Fund’s Class I shares (now known as “Institutional Shares”) was 1.50%.  The most recent expense ratio information can be found on page 35 of this report.

Our biggest contributor to performance in the first quarter of 2015 was Vista Outdoor Inc., which was the spinoff from the Alliant Techsystems Inc. and Orbital Sciences Corp. merger in February 2015.  We established the position by purchasing shares of Alliant and shorting shares of Orbital.  Our Vista Outdoor position illustrated the value of our flexible and opportunistic approach to investing.  If we were restricted from taking short positions in securities, we would not have been able to “create” Vista so cheaply.  Finding severely mispriced securities with actionable catalysts is a challenge.  Thus, having as many tools in our toolbox to help uncover such situations is invaluable to our efforts.

Despite the fact that the Greek debt crisis and an extremely volatile Chinese stock market dominated the headlines and negatively impacted markets around the world in the second quarter, the Fund posted a small positive return in the quarter.

Markets were extremely volatile and down significantly during the third quarter, mainly as a result of concerns about China’s growth and its impact on future earnings of companies around the globe. It was another period during which investors panicked and sold securities indiscriminately, with no regard to valuation.  As always, we sought to take advantage of the volatility and associated investor anxiety.  We had many opportunities to “nibble” and add to positions at compelling valuations throughout the quarter.  However, the Fund gave back in the third quarter much of the gains achieved in the first half of the year.

Global markets experienced markedly less volatility during the fourth quarter as compared to Q3 and posted solid gains, despite two major terrorist attacks that shook the world.  The Fund showed strong performance in the quarter as catalysts in a number of our portfolio holdings led to significant value creation.  Our investment in Enzo Biochem was our largest contributor to performance during the quarter, as its proprietary detection product, AmpiProbe, was granted New York State approval.  AmpiProbe will help to reduce molecular testing costs and address the critical needs of clinical laboratories which are facing increasing pressures from declining reimbursement rates.

Members of my investment team and I made several trips to various parts of Europe in 2015 where we met with dozens of companies and management teams.  Our major takeaways from these trips were two-fold – (1) that business is improving, albeit slowly and not across all divisions and (2) that the pace of strategic changes across European companies is increasing.

On my last trip to Europe, I had the opportunity to sit down with Vincent Bolloré, chairman of two of the Fund’s largest holdings – Vivendi SA and Bolloré SA.  As I have mentioned in a number of my prior letters, I have known Mr. Bolloré for over 20 years and believe he is one of the greatest value creators I have ever come across.  During our meeting, he expressed that he also is seeing tremendous opportunity across Europe.  As an example, by virtue of Vivendi’s sale this past June of Brazilian broadband group

Global Village Telecom (“GVT”) to Spanish carrier Telefonica, Vivendi received an 8.3 percent stake in Telecom Italia as part-payment.  After doing some additional due diligence on Telecom Italia, Mr. Bolloré decided to increase Vivendi’s stake in the company to almost 20% in October.  Please note that the Fund had established a position in Telecom Italia prior to Vivendi’s ownership in the company.  Furthermore, Mr. Bolloré is driven by finding undervalued asset rich situations that have been undermanaged for extended periods of time.  His aversion to interacting directly with the investment community has created a misperception of his goals with these companies.  I have been investing in Bolloré-related investments for over 26 years and firmly believe he will successfully transform Vivendi, accelerate the restructuring at Telecom Italia and continue to increase the intrinsic value of Bolloré SA.

Although we have been finding most of our investment opportunities in Europe, we continue to find compelling special situations in the U.S. and Asia, some of which I will discuss in the portfolio review below.

Portfolio Review

The Fund ended the year with 41 issuer positions (not including hedges), the top 10 of which represented 43.5% of the Fund’s total net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share2 charts below depict, the Fund’s portfolio construction does not correlate to either the MSCI ACWI benchmark or funds in the Morningstar World Stock category.

Source:  Morningstar Direct; data as of 12/31/15

*	Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

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2
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Source:  Morningstar Direct; data as of 12/31/15

Below are our year-end strategy classification breakdowns3 for our portfolio holdings, which we believe also help present an informative picture of our concentrations.

We were able to add meaningfully to our Compounder bucket over the course of 2015.  Our definition of a Compounder is a company that is generally family-owned, and perhaps a holding company or conglomerate, and that has substantially compounded its net asset value over many years, decades or generations.  Typically, Compounders are led by dynamic value creators (e.g., Vincent Bolloré), yet are trading at a discount.

As I mentioned earlier, a lot of catalysts came to fruition in the Fund’s portfolio in 2015.  Some of the highlights included Sky Deutschland AG (Germany), which was acquired by Sky Broadcasting and became part of Rupert Murdoch’s media empire; DeLclima S.p.A. (Italy), which was acquired by Mitsubishi Electric; Deutsche Office AG (Germany), which was acquired by rival German office real estate investment trust, Alstria; Orbital ATK Inc. (U.S.), which as discussed above, completed its merger and then spinoff of Vista Outdoor Inc.; Green Brick Partners, Inc. (U.S.), which completed its financial and operational restructuring from its predecessor business, bio fuels, into a homebuilder); and Enzo Biochem Inc. (U.S.), which won multiple lawsuits and successfully refocused its business.

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3	Strategy classification breakdowns are shown as a percentage of invested assets.

Although we are not activist investors, we are engaged investors who are not hesitant to get in the middle of activist situations, as well as provide advice and suggestions to management teams.  For example, in 2015, we not only participated in the initial public offering (IPO) of AINMT, a Norway-based telecom and specialized broadband company, we actually helped price the deal.  AINMT management is comprised of excellent operators, but ones who are not well versed on the nuances of the capital markets.  We were able to insert ourselves as a key investor in the company and push management to price the IPO at a value well below the value of their network.  The listing was ultimately very successful and the stock has appreciated quickly.  We were also active in a number of other situations.  We wrote a letter to the Board of Ambac Financial Group in support of the appointment of Nader Tavakoli as permanent CEO, and backed management of Enzo Biochem against an activist shareholder who launched a proxy fight to replace Board members.  In both of these cases, we got the results we were looking for, which we believe will benefit all shareholders.  Finally, we played a pivotal role in an activist situation between a New York-based hedge fund and France-based media giant Vivendi SA.  The hedge fund publicly attacked Vivendi to push them to distribute €9 billion ($9.78 billion) of its cash stockpile to shareholders.  We publicly supported Chairman Vincent Bolloré and got the two sides to speak.  They ultimately worked out a compromise where Vivendi announced it would distribute €6.75 billion ($7.34 billion) to shareholders.

2015 was an active year for our investment team.  We conducted over 200 meetings with management teams.  When searching for ideas, we look at many to find a few.  We said “No” to a lot of opportunities this year.

One of our new investments in 2015 was in Norway-based Marine Harvest ASA, the world’s largest producer of Atlantic salmon.  We believe Marine Harvest will use any market disruptions (and its strong balance sheet) to its advantage through further consolidation of a fragmented industry.  We believe further acquisitions and a proactive move toward vertical integration will collectively serve as catalysts to mute the cyclical nature of the business and create structural cost advantages relative to peers.  In our opinion, Marine Harvest has a shareholder friendly, excellent management team and counts Norwegian billionaire, John Fredriksen, as its largest shareholder.  At our basis, shares cost approximately 10 times our estimate of 2016 earnings and have a 6% dividend yield.

Another new investment was in Germany-based AURELIUS SE & Co. KGaA, which operates in a business turnaround niche – they purchase businesses with problems, and the businesses they purchase are almost always unprofitable divisions, or even just parts of divisions, of large European companies. Further, they will only purchase businesses when the problems are the kind they have the expertise to solve.  In some cases AURELIUS is “paid to purchase” (frequently some multiple of the problem businesses’ annual loss), and AURELIUS makes money when they succeed with a turnaround, and are able to sell the business profitably.  We believe AURELIUS has significant upside at current share price levels, given the “young age” of their investment portfolio, their repeated deal intelligence, and their superlative industry reputation (due in large part to their CEO and Founder, Dirk Markus).

We also invested in Hapag-Lloyd AG, a €2.4 billion ($2.6 billion) market cap container shipping company based in Germany.  It is the fourth largest container shipper in the world based on its capacity of 1 million TEUs (twenty-foot equivalent units).  It operates in 116 countries around the world with 175 container ships.  We participated in the IPO in November when the company came to the market at depressed levels.  We took advantage of the effective “busted IPO” situation, which was first announced in early October and revised downward numerous times due to weak market conditions.  At the IPO price of €20.00 ($21.74) per share, we were implicitly “creating” the company around 6 times trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) assuming 50% of the synergies and cost savings from the acquisition of Compañía Sudamericana de Vapores (“CSAV”) would be realized (4.6 times EBITDA assuming the full synergies and announced cost savings measures).  That acquisition of CSAV, a Chilean shipping competitor, was a transformative event.  We believe management’s target of $400 million in synergies is achievable and on track, which was previously increased by $100 million from the initial estimate.  There is also an incremental $200 million in cost savings to be realized relating to operating efficiencies and scale from its modernized fleet.  Anchor shareholders include CSAV (31%), City of Hamburg (20%) and Kuehne Holding (20%), the personal investment vehicle for Klaus-Michael Kuehne (the Chairman and substantial shareholder of Kuehne & Nagel, a publicly listed freight forwarding company).

We made a considerable number of additional investments in European, U.S. and Asian special situations, a number of which helped performance and a number of which detracted to performance in 2015 (see Management Discussion of Fund Performance).  We believe we have deployed the Fund’s capital into some great companies with quality leadership teams.  These companies are generally guided by solid plans for strategic transformation – they are accelerating their cost cutting efforts and refocusing their businesses.  We remain confident that catalysts in many of these companies will come to fruition in 2016.

Closing Thoughts

While 2015 was a challenging year for global investors, from our perspective, it also offered much opportunity.  The high volatility we saw across global markets in 2015 appears to be the new norm for both active and passive investors.  But, we believe that volatility can offer patient, opportunistic investors compelling investment opportunities.  Going into 2016, I think not only is the Fund’s portfolio very well-positioned, but also that the New Year will continue to bring us attractive opportunities in Europe and other parts of the world.

We believe the convergence of the micro environment (a.k.a. “bottom up;” e.g., cheap valuations, restructurings, asset sales, spin-offs, M&A, management changes, shareholder activism, etc.) and the macro environment (a.k.a. “top down;” e.g., low interest rates, low energy prices, geopolitical strife, weak currencies, quantitative easing, etc.) has created a compelling environment for special situations investing.

The fact that there are very vocal investors in the spotlight who are warning yet again about another looming global economic slowdown does not diminish our perspective on what we are seeing and what we own.  What we own is a cheap portfolio with lots of potential catalysts for value creation.

I must sound like a broken record, but I absolutely believe that the time for global special situations (i.e. deep value plus catalysts) investing is now.  Investments based on value without catalysts have always had the potential to suffer real value erosion, where the cheap get cheaper.  We strive to avoid these situations.

Today, I remain optimistic about the investment landscape in the face of mounting fears, frustration, nervousness and, in many cases, investor and media hand-wringing.  Why?  Simply put, I believe the era of the stock picker is here again.  I know that there are a lot of value investors out there whose patience has hurt them over the past decade.  I believe their time (and ours) has come.  We saw it in our portfolio in 2015 and expect it to continue in 2016 and beyond.

Thank you once again for your ongoing partnership, confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

For the year ended December 31, 2015, Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were up 8.18% while the MSCI All Country World Index (“MSCI ACWI”) was down 2.36%, and the HFRX Event Driven Index (“HFRX ED”) was down 6.94%.

Despite considerable market volatility, a collapse in commodity prices, and several major terrorist attacks that rocked the world, 2015 was a good year for the Fund.  Throughout the year, the Fund’s portfolio saw many catalysts come to fruition that significantly benefited performance, as compared to 2014, which was a bit light on catalyst activity.  A detailed review of the macro environment in 2015 and its impact on global stock markets can be found in the portfolio manager’s letter to shareholders at the beginning of this annual report.

Two of the top five contributors to Fund performance were U.S. positions; three were European positions.  Three of the top five detractors to Fund performance were European positions; two were U.S. positions.  The largest contributors and detractors to the Fund performance for the year were:

Top Contributors	Top Detractors

DeLclima S.p.A. (Italy)	Fomento de Construcciones y Contratas (Spain)

Lifco AB – B Shares (Sweden)	Ambac Financial Group, Inc. (U.S.)

Enzo Biochem, Inc. (U.S.)	Schmolz + Bickenbach AG (Switzerland)

Orbital ATK (U.S.)	LSB Industries, Inc. (U.S.)

Maire Tecnimont S.p.A. (Italy)	PRISA (Spain)

A short discussion on several of the contributors and detractors follows.

We initiated our position in DeLclima S.p.A. in the first quarter of 2015.  DeLclima is an Italy based manufacturer of climate control equipment including ventilation, air conditioning and refrigeration systems.  It is the market leader in Europe with over 70% market share.  The company also manufactures radiators for commercial and industrial customers.  The former parent company, De’Longhi, had been operating two disparate segments since 2007 – household segment (its core consumer appliance business) and professional segment (which is now DeLclima).  With completely different end markets and client bases, DeLclima was spun off to the existing shareholders of De’Longhi in 2011.  The chairman of De’Longhi was the majority shareholder with a 75% stake in the company.  Our investment thesis was that DeLclima was a classic restructuring and breakup investment case.  The core businesses in indoor climate control and refrigeration (“ICCR”) are wonderful businesses where DeLclima had significant market share.  The radiator business, however, had been a money loser for several years and had masked the value of the company.  While the radiator business got to breakeven and would likely have modest profits going forward, we expected it to be sold, which would allow management to focus on the high growth, high market share businesses.  The stock was trading at a 50% discount to our estimate of its intrinsic value and implied 5.6 times our estimate of EBITDA (a 50% discount to comparable ICCR peers).  In addition, DeLclima had a strong balance sheet with net cash, which represented about 4.5% of the current market cap.  In the third quarter, we got a nice surprise when the company announced that the majority shareholder accepted an all cash takeover offer from Mitsubishi Electric at 82% above the prior day’s closing price.  We sold our DeLclima position for a substantial short term gain shortly thereafter.

Our investment in Lifco AB, which we initiated in late 2014, performed extremely well last year.  Lifco is a Sweden-based conglomerate with businesses primarily in dental consumables and prosthetics and remote-controlled demolition machines and tools.  This group was cobbled together by Carl Bennett, who we believe has been an extremely talented Swedish value creator over the last 25 years. We believe we are getting a high growth company at a modest valuation.  Even at the current price, we believe that Lifco is not yet fully understood by the market, especially the benefits of the on-going operational improvements and potential for asset sales over time.  Lifco generates extremely strong cash flows and high cash conversion as a result of efficient working capital management and low capex requirements.  We view our investment in Lifco as a strong compounder that pays a 1.4% dividend.

Our investment in Enzo Biochem, Inc., which we initiated in the first quarter of 2015, also performed well last year.  With a $205 million market cap, it is the leading molecular diagnostics company and operator of state-of-the-art clinical labs in New York and New Jersey.  There were two notable developments for the company during the fourth quarter.  First, Enzo’s proprietary detection product, AmpiProbe was granted New York State approval.  AmpiProbe will help to substantially reduce molecular testing costs and will help to address the critical needs of clinical laboratories which are facing increasing pressures from declining reimbursement rates.  Second, a dissident activist shareholder attempted to wage a proxy contest to elect two of its own nominees to Enzo’s board.  After speaking with management and the activist shareholder, we concluded that Enzo’s current management and board are working diligently to maximize shareholder value as reflected by recent patent infringement settlements, strong margin improvement in the clinical labs segment, and the approval of their new product.  Even with the strong performance in share price, we believe Enzo is still trading at a significant discount to its intrinsic value.

Despite reporting its first quarter of profitability in 10 quarters and being awarded a large contract to build a Panama City subway line in May, Fomento de Construcionnes y Contratas, the Spain based concessions and construction conglomerate, was our largest detractor to performance in 2015.  The company completed a major financial restructuring in late 2014 that reduced its debt by 20% and refinanced the remainder at more favorable terms.  Net Debt/EBITDA went from 8.3 times at the end of 2013 to 5.6 times at the end of 2014.  Although the company remains highly levered, the debt was restructured so 72% of the maturities were pushed to 2018 and beyond.  As part of this restructuring, Carlos Slim, the Mexican billionaire and value creator, acquired a 25.6% stake in the company.  We believe that

Slim’s involvement, along with continued non-core asset sales, additional focus on operational improvements, and improving business fundamentals, position the company’s common equity well to reach our intrinsic value target.

Ambac Financial Group, a $628 million market cap U.S.-based insurer, saw its stock decline significantly in 2015.  Ambac, once the largest U.S. insurer of municipal bonds, filed for bankruptcy during the financial crisis.  It emerged from bankruptcy in May 2013, but investors showed little interest due to its complicated financials and unresolved litigations.  The stock has gotten hurt based on the company’s exposure to Puerto Rico.  Irrespective of the potential insurance liabilities related to Puerto Rico, we believe there are two principal conduits to significant value creation:  (1) cash flow generation from the legacy pre-2008 segments that are in run-off and (2) litigation assets.  In addition, the company has $5 billion in tax loss carryforwards.

Another large detractor to performance last year was LSB Industries, Inc.  The company is a U.S.-based producer of fertilizer and industrial chemicals.  It also manufactures climate control equipment for both commercial and residential applications.  We initiated a position in the third quarter after the company announced a significant cost overrun for a major chemical plant expansion, which sent shares approximately 35% lower.  Unfortunately, in November the company announced a second cost overrun for the same project.  As a result, the company was forced to raise equity and debt financing with less than ideal terms.  Shares in LSB fell on the news and remain under pressure.  Our estimate of the company’s net asset value when we initiated the position has been significantly impacted by the second cost overrun and ensuing shareholder dilution.  However, we believe the market is incorrectly pricing the stock as a result of exaggerated skepticism around the company’s ability to complete the plant expansion project.  At recent prices, we estimate shares carry a discount significantly larger than 50%. We decided to increase the position during the fourth quarter.  We believe that the new plant expansion, once completed and online, will transform the company’s earnings power.  This, in turn, should allow the company to quickly shore up its balance sheet and leave the company well-positioned to spinoff or sell various assets.

As of December 31, 2015, the Fund’s ten largest issuer positions were as follows:

Issuer	% Net Assets
Vivendi SA	5.11%
NN Group NV	5.08%
Bolloré SA	4.67%
Lifco AB - B Shares	4.64%
Enzo Biochem Inc.	4.64%
Telecom Italia S.p.A.	4.47%
AURELIUS SE	3.81%
CFE	3.74%
Marine Harvest ASA	3.71%
Hapag-Lloyd AG	3.60%

At year-end 2015, the Fund’s cash position stood at approximately 4.9%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  Morningstar ranked the Evermore Global Value Fund in the top 3%, 10% and 86% our of 1,208, 984, and 781 World Stock Funds for the one, three, and five year periods ending 12/31/2015.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Intrinsic value is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. Net Debt is a company’s long term debt less its cash and equivalents.

Please note that the following exchange rates were used to convert the foreign currencies discussed in this document (as of 12/31/2015): Euro (1.0868).

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at December 31, 2015 (Unaudited)

*	Includes investments in securities and securities sold but not yet purchased.
#	Forward foreign currency contracts, currency and liabilities in excess of net assets.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2015 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2015 (Unaudited), Continued

the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/15	12/31/15	7/1/15 – 12/31/15*
Investor Class Actual*	$1,000	$ 978	$8.62
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,016	$8.79

Institutional Class Actual*	$1,000	$ 979	$7.38
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$7.53

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, interest expense and dividend expense on securities sold short, of 1.73% for Investor Class shares and 1.48% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index &
HFRX Event Driven Index (Unaudited)

Total Annualized Returns Period Ended December 31, 2015:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(12/31/15)

Investor Class	7.88%	11.51%	3.52%	3.77%	$12,485
Institutional Class	8.18%	11.83%	3.79%	4.02%	$12,671
MSCI All-Country
World Index	(2.36)%	7.69%	6.09%	7.16%	$15,140
HRFX Event
Driven Index	(6.94)%	0.55%	0.49%	0.73%	$10,448

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2015

Shares		Value

COMMON STOCKS – 93.1%

Asset Management &
Custody Banks – 7.7%
222,657	AURELIUS SE
	(Germany)	$11,643,777
180,800	Voya Financial, Inc.
	(United States)	6,673,328
193,058	Mutares AG
	(Germany)	3,673,719
584,598	WMIH Corp.
	(United States)*	1,514,109
		23,504,933

Automobiles – 3.1%
206,900	Exor SpA (Italy)	9,463,926

Casinos & Gaming – 2.2%
365,400	Universal
	Entertainment
	Corp. (Japan)	6,718,532

Construction & Engineering – 8.6%
96,377	Compagnie
	d’Enterprises CFE
	(Belgium)[1]	11,426,943
47,933	Ackermans &
	van Haaran
	NV (Belgium)	7,047,975
1,575,144	Maire Tecnimont
	SpA (Italy)[1]	4,296,610
451,022	Fomento de
	Contrucciones
	(Spain)[1]	3,431,055
		26,202,583

Diversified Financial Services – 2.4%
540,732	ING Groep NV
	(Netherlands)[1]	7,316,162

Diversified
Telecommunication Services – 7.0%
10,704,487	Telecom Italia
	SpA (Italy)[1]	13,668,966
1,102,337	AINMT AS
	(Norway)*[2]	7,845,682
		21,514,648

Education Services – 1.9%
8,621,060	K1 Ventures Ltd.
	(Singapore)*	5,700,151

Electric Utilities – 2.7%
280,471	Hawaiian Electric
	Industries Inc.
	(United States)[1]	8,119,635

Food & Staples Retailing – 1.0%
2,588,084	Sonae SGPS
	(Portugal)*	2,947,621

Food Products – 3.7%
838,328	Marine Harvest
	ASA (Norway)	11,327,157

General Merchandise Stores – 1.5%
278,157	Retail Holdings NV
	(Hong Kong)[2]	4,478,328

Health Care Providers
& Services – 4.6%
565,027	Lifco AB (Sweden)*	14,190,183

Industrial Conglomerates – 12.0%
3,046,255	Bolloré SA
	(France)[1]	14,225,369
502,000	Hapag-Lloyd AG
	(Germany)*	10,984,677
508,600	CK Hutchinson
	Holdings Ltd
	(Hong Kong)	6,864,415
233,200	ThyssenKrupp AG
	(Germany)	4,647,932
11,973	Bolloré SA
	(France)[1]	55,911
		36,778,304

Insurance – 9.6%
438,816	NN Group NV
	(Netherlands)*[1]	15,522,632
125,975	American
	International
	Group, Inc.
	(United States)	7,806,671
430,928	Ambac Financial
	Group, Inc.
	(United States)*[1]	6,071,776
		29,401,079

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares		Value

COMMON STOCKS, Continued

IT Services – 3.1%
155,688	Fidelity National
	Information
	Services, Inc.
	(United States)	$9,434,693

Life Sciences Tools & Services – 4.6%
3,151,784	Enzo Biochem Inc.
	(United States)*[2]	14,183,028

Media – 6.1%
723,100	Vivendi SA
	(France)[1]	15,606,645
510,615	Promotora de
	Informaciones
	(Spain)*	2,896,650
		18,503,295

Metals & Mining – 0.9%
5,392,736	Schmolz +
	Bickenbach AG
	(Switzerland)*	2,692,061

Oil, Gas & Consumable Fuels – 2.9%
370,700	Par Petroleum Corp.
	(United States)*	8,726,278

Oil & Gas Drilling – 0.0%
194,012	Sevan Drilling AS
	(Norway)*	76,275

Real Estate Management
& Development – 2.6%
1,489,383	Selvaag Bolig AS
	(Norway)	4,627,164
494,700	Cheung Kong
	Property Holdings
	Ltd (Hong Kong)*	3,217,125
		7,844,289

Road & Rail – 2.7%
1,836,110	Nobina AB
	(Sweden)*	8,417,684

Specialty Chemicals – 2.2%
942,813	LSB Industries Inc.
	(United States)*	6,835,394

TOTAL COMMON STOCKS
(Cost $268,169,632)		284,376,239

PARTNERSHIPS & TRUSTS – 3.5%

Real Estate Investment Trusts – 3.5%
729,100	WP
	GLIMCHER Inc.
	(United States)	7,735,751
246,076	Saltangen Property
	(Sweden)[2]	2,907,804

TOTAL PARTNERSHIPS & TRUSTS
(Cost $12,673,399)		10,643,555

WARRANTS – 0.8%

Insurance – 0.8%
364,662	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price
	$16.67
	(United States)*	2,425,002

TOTAL WARRANTS
(Cost $4,242,630)		2,425,002

Contracts		Value

CALL OPTIONS PURCHASED – 0.1%

Hedges – 0.1%
2,493	CurrencyShares
	Swiss Franc Trust,
	Expiration:
	March, 2016,
	Strike Price $101.00
	(United States)[3]	137,115
984	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	March, 2016,
	Strike Price $125.00
	(United States)[3]	121,032
780	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	March, 2016,
	Strike Price $130.00
	(United States)[3]	37,440

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Contracts		Value

CALL OPTIONS
PURCHASED, Continued

Hedges – 0.1%, Continued
1,740	iShares Gold Trust,
	Expiration:
	April, 2016,
	Strike Price $11.00
	(United States)[3]	$21,750
825	iShares Barclays Tips
	Bond Fund,
	Expiration:
	March, 2016,
	Strike Price $114.00
	(United States)[3]	16,500
2,000	S&P GSCI Crude
	Oil TR Index,
	Expiration:
	March, 2016,
	Strike Price $9.00
	(United States)[3]	15,000
2,900	S&P GSCI Crude
	Oil TR Index,
	Expiration:
	March, 2016,
	Strike Price $10.00
	(United States)[3]	14,500
4,060	iShares Gold Trust,
	Expiration:
	January, 2016,
	Strike Price $12.00
	(United States)[3]	10,150
750	iShares 1-3 Year
	Treasury Bond ETF,
	Expiration:
	March, 2016,
	Strike Price $85.00
	(United States)[3]	9,375
575	iShares Barclays Tips
	Bond Fund,
	Expiration:
	March, 2016,
	Strike Price $115.00
	(United States)[3]	7,188
TOTAL CALL OPTIONS
PURCHASED
(Cost $913,072)		390,050

PUT OPTIONS PURCHASED – 0.2%

Hedges – 0.2%
710	iShares Russell
	2000 ETF,
	Expiration:
	March, 2016,
	Strike Price $109.00
	(United States)[3]	198,800
450	SPDR S&P 500
	ETF,
	Expiration:
	March, 2016,
	Strike Price $197.00
	(United States)[3]	187,875
1,100	Currencyshares Euro
	Currency Trust,
	Expiration:
	March, 2016,
	Strike Price $103.00
	(United States)[3]	89,100
460	iShares
	Investment Grade
	Corporate Bond,
	Expiration:
	March, 2016,
	Strike Price $112.00
	(United States)[3]	39,100

TOTAL PUT OPTIONS
PURCHASED
(Cost $673,742)		514,875

The accompanying notes are an integral part of these financial statements.The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares		Value

SHORT-TERM INVESTMENT – 2.4%

Money Market Fund – 2.4%
7,383,276	Invesco Liquid
	Assets Portfolio –
	Institutional
	Class, 0.29%[4]	$7,383,276

TOTAL SHORT-TERM
INVESTMENT
(Cost $7,383,276)		7,383,276

TOTAL INVESTMENTS
IN SECURITIES – 100.1%
(Cost $294,055,751)		305,732,997
Liabilities in Excess
of Other Assets – (0.1)%		(181,892)
TOTAL NET
ASSETS – 100.0%		$305,551,105

*	Non-income producing security.
1
All or a portion of this security was segregated as collateral for forward currency contracts and securities sold but not yet purchased.  Forward currency contracts and securities sold but not yet purchased are collateralized with fully paid securities and cash with a value of $37,611,979.

2	Affiliated company as defined by the Investment Company Act of 1940. (See Note 6).
3	100 shares per contract.
4	Seven-day yield as of December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF SECURITIES SOLD BUT NOT YET PURCHASED at December 31, 2015

Shares		Value

SECURITIES SOLD BUT NOT
YET PURCHASED

COMMON STOCKS – 2.5%
Oil, Gas & Consumable Fuels – 0.2%
49,000	Statoil ASA
	(Norway)	$684,765

Electric Utilities – 2.3%
67,677	NextEra
	Energy Inc.
	(United States)	7,030,964

TOTAL SECURITIES SOLD
BUT NOT YET PURCHASED
(Proceeds $7,964,503)		$7,715,729

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

COUNTRY ALLOCATION at December 31, 2015

Country	Long Exposure	Short Exposure^	Net Exposure
United States	28.7%	2.3%	26.4%
Germany	10.1%	—	10.1%
France	9.8%	—	9.8%
Italy	9.0%	—	9.0%
Sweden	8.3%	—	8.3%
Norway	7.8%	0.2%	7.6%
Netherlands	7.5%	—	7.5%
Belgium	6.0%	—	6.0%
Hong Kong	4.8%	—	4.8%
Japan	2.2%	—	2.2%
Spain	2.1%	—	2.1%
Singapore	1.9%	—	1.9%
Portugal	1.0%	—	1.0%
Switzerland	0.9%	—	0.9%
Total	100.1%	2.5%	97.6%

^Securities sold but not yet purchased.

FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2015

As of December 31, 2015, the Fund had the following forward foreign currency contracts outstanding:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
USD	3,192,386	3/11/16	CHF	3,180,000	$3,184,740	$7,646	(a)
USD	148,345,470	3/11/16	EUR	136,467,600	148,578,803	(233,333)	(b)
USD	7,043,323	3/11/16	JPY	866,310,000	7,219,932	(176,609)	(b)
USD	23,058,709	3/11/16	NOK	200,004,000	22,579,414	479,295	(b)
USD	25,443,958	3/11/16	SEK	216,809,600	25,737,494	(293,535)	(b)
USD	5,569,631	3/11/16	SGD	7,850,000	5,523,262	46,369	(b)
CHF	440,000	3/11/16	USD	447,219	440,656	(6,563)	(a)
EUR	8,200,000	3/11/16	USD	8,988,767	8,927,732	(61,035)	(b)
JPY	58,000,000	3/11/16	USD	477,952	483,379	5,427	(b)
Net Value of Outstanding Forward Foreign Currency Contracts					$222,675,412	$(232,338)

CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollars

(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.
(b)	Counterparty: forward foreign currency contracts outstanding with Morgan Stanley.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015

ASSETS
Investments in unaffiliated securities, at value^ (Note 2)	$276,318,155
Investments in affiliated securities, at value* (Notes 2 and 6)	29,414,842
Total investments, at value	305,732,997
Unrealized gain on forward foreign currency contracts	538,737
Receivables:
Investment securities sold	287,078
Cash held as collateral	3,603,666
Fund shares sold	1,960,709
Dividends and interest, net of withholding taxes	62,549
Dividend reclaims	175,661
Due from broker	2,419,510
Prepaid expenses	64,172
Total assets	314,845,079

LIABILITIES
Unrealized loss on forward foreign currency contracts	771,075
Securities sold but not yet purchased, at value#	7,715,729
Payables:
Investment securities purchased	40,980
Fund shares redeemed	273,008
Investment advisory fees	267,061
Administration fees	37,368
Custody fees	43,214
Distribution fees	14,635
Fund accounting fees	21,302
Transfer agent fees	25,887
Trustee fees	7,743
Other accrued fees	75,972
Total liabilities	9,293,974
NET ASSETS	$305,551,105

COMPONENTS OF NET ASSETS
Paid-in capital	$294,833,713
Undistributed net investment income	1,195,541
Accumulated net realized loss on investments, foreign
currency transactions & forward foreign currency contracts	(2,153,272)
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	11,675,123
Net assets	$305,551,105
^ Cost of unaffiliated investments	$270,695,078
* Cost of affiliated investments	$23,360,673
# Proceeds received from securities sold but not yet purchased	$7,964,503

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015, Continued

Investor Class:
Net assets	$42,624,024
Shares issued and outstanding (unlimited number
of shares authorized without par value)	3,812,572
Net asset value, and redemption price per share	$11.18

Institutional Class:
Net assets	$262,927,081
Shares issued and outstanding (unlimited number
of shares authorized without par value)	23,399,507
Net asset value, and redemption price per share	$11.24

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2015

INVESTMENT INCOME
Income
Dividends (net of $611,396 foreign withholding tax)
Unaffiliated issuers	$5,635,397
Affiliated issuers	47,794
Interest	180,451
Other income	53
Total investment income	5,863,695

EXPENSES (Note 3)
Investment advisory fees	2,793,402
Custody fees	417,885
Dividend fees	301,167
Administration fees	141,799
Transfer agent fees	108,881
Distribution fees – Investor Class	97,204
Legal fees	93,618
Fund accounting fees	81,337
Registration fees	50,925
Insurance expense	45,898
Audit and tax fees	43,597
Chief Compliance Officer fees	42,821
Trustee fees	31,510
Reports to shareholders	23,042
Miscellaneous expenses	10,665
Total expenses	4,283,751
Net investment income	1,579,944

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS, FORWARD FOREIGN CURRENCY
CONTRACTS & SECURITIES SOLD BUT NOT YET PURCHASED
Net realized gain (loss) on investments & foreign currency transactions
Unaffiliated issuers	(6,480,183)
Affiliated issuers	(138,932)
Net realized gain (loss) on forward foreign currency contracts	22,594,058
Net realized gain (loss) on securities sold but not yet purchased	395,887
Change in net unrealized appreciation (depreciation) on investments & foreign currency transactions
Unaffiliated issuers	1,426,949
Affiliated issuers	4,261,135
Change in net unrealized appreciation (depreciation) on forward
foreign currency contracts	(5,259,843)
Change in net unrealized appreciation (depreciation) on
securities sold but not yet purchased	641,230
Net realized and unrealized gain on investments, foreign
currency transactions & forward foreign currency contracts	17,440,301
Net increase in net assets resulting from operations	$19,020,245

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,579,944	$(877,301)
Net realized gain on investments, foreign currency
transactions & forward foreign currency contracts	16,370,830	4,644,493
Change in net unrealized appreciation (depreciation)
on investments, foreign currency transactions &
forward foreign currency contracts	1,069,471	(20,246,546)
Net increase (decrease) in net assets resulting
from operations	19,020,245	(16,479,354)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(409,191)	(1,590,274)
Net investment income – Institutional Class	(3,101,533)	(10,411,345)
Total distributions from net investment income	(3,510,724)	(12,001,619)
Net realized gains – Investor Class	(210,398)	—
Net realized gains – Institutional Class	(1,292,498)	—
Total distributions from net realized gains	(1,502,896)	—
Total distributions to shareholders	(5,013,620)	(12,001,619)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Investor Class	7,784,801	8,809,495
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	50,715,324	97,100,731
Total increase in net assets
from capital share transactions	58,500,125	105,910,226
Total increase in net assets	72,506,750	77,429,253

NET ASSETS
Beginning of year	233,044,355	155,615,102
End of year	$305,551,105	$233,044,355
Undistributed net investment income	$1,195,541	$2,113,119

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
Investor Class	Shares	Value	Shares	Value
Shares sold	1,307,309	$14,996,356	1,764,178	$20,264,915
Shares issued in reinvestment
of distributions	53,710	584,899	147,537	1,518,160
Shares redeemed[1]	(693,986)	(7,796,454)	(1,151,424)	(12,973,580)
Net increase (decrease)	667,033	$7,784,801	760,291	$8,809,495

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
Institutional Class	Shares	Value	Shares	Value
Shares sold	8,486,303	$96,637,036	11,451,084	$133,511,275
Shares issued in reinvestment
of distributions	393,385	4,307,571	985,879	10,193,991
Shares redeemed[2]	(4,406,239)	(50,229,283)	(4,212,987)	(46,604,535)
Net increase (decrease)	4,473,449	$50,715,324	8,223,976	$97,100,731

[1]	Net of redemption fees of $335 and $143, respectively.
[2]	Net of redemption fees of $301 and $2,150, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class*

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$10.52	$11.85	$8.59	$8.31	$10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.04	(0.07)	0.03	0.31	0.14
Net realized and unrealized
gain (loss) on investments	0.79	(0.73)	3.23	0.29	(2.25)
Total from
investment operations	0.83	(0.80)	3.26	0.60	(2.11)

LESS DISTRIBUTIONS
From net investment income	(0.11)	(0.53)	—	(0.28)	(0.08)
From return of capital	—	—	—	(0.04)	—
From net realized gains	(0.06)	—	—	—	—
Total distributions	(0.17)	(0.53)	—	(0.32)	(0.08)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$11.18	$10.52	$11.85	$8.59	$8.31
Total return	7.88%	(6.83)%	37.95%	7.24%	(20.04)%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$42,624	$33,077	$28,258	$13,491	$5,331
Portfolio turnover rate	57%	42%	54%	45%	94%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Investor Class*

	Year Ended December 31,
	2015	2014	2013	2012	2011
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.73%	1.60%	1.81%	2.13%	2.24%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.55%	1.59%	1.79%	2.12%	2.14%
After expenses absorbed or
recouped, including interest
and dividend expense	1.73%	1.61%	1.62%	1.61%	1.70%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.55%	1.60%	1.60%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	0.35%	(0.59)%	0.09%	3.07%	0.94%
After expenses absorbed or
recouped, including interest
and dividend expense	0.35%	(0.60)%	0.28%	3.59%	1.48%

*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class*

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$10.57	$11.90	$8.61	$8.32	$10.52

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.07	(0.04)	0.05	0.34	0.17
Net realized and unrealized
gain (loss) on investments	0.79	(0.69)	3.24	0.28	(2.26)
Total from
investment operations	0.86	(0.73)	3.29	0.62	(2.09)

LESS DISTRIBUTIONS
From net investment income	(0.13)	(0.60)	—	(0.29)	(0.11)
Return of capital	—	—	—	(0.04)	—
Net realized gains	(0.06)	—	—	—	—
Total distributions	(0.19)	(0.60)	—	(0.33)	(0.11)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	—
Net asset value, end of year	$11.24	$10.57	$11.90	$8.61	$8.32
Total return	8.18%	(6.58)%	38.21%	7.55%	(19.82)%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$262,927	$199,968	$127,357	$66,648	$27,595
Portfolio turnover rate	57%	42%	54%	45%	94%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class*

	Year Ended December 31,
	2015	2014	2013	2012	2011
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.48%	1.35%	1.56%	1.88%	2.01%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.31%	1.34%	1.54%	1.87%	1.90%
After expenses absorbed or
recouped, including interest
and dividend expense	1.48%	1.36%	1.37%	1.36%	1.46%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.31%	1.35%	1.35%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	0.60%	(0.33)%	0.34%	3.32%	1.14%
After expenses absorbed or
recouped, including interest
and dividend expense	0.60%	(0.34)%	0.53%	3.84%	1.69%

*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.-

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on January 1, 2010.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 30 days.  Prior to April 30, 2015, Investor Class shares were known as Class A shares and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ-traded

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

security does not trade, then the mean between the most recent quoted bid and ask prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and ask prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data Corporation’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and ask prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  The types of assets generally included in this category are equities listed in active markets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.  The types of assets generally included in this category are bonds and financial instruments classified as derivatives.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation.  These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity.  This category may include investments where trading has been halted or there are certain restrictions on trading.  While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management &
Custody Banks	$23,504,933	$—	$—	$23,504,933
Automobiles	9,463,926	—	—	9,463,926
Casinos & Gaming	6,718,532	—	—	6,718,532
Construction &
Engineering	26,202,583	—	—	26,202,583
Diversified Financial
Services	7,316,162	—	—	7,316,162
Diversified
Telecommunication
Services	13,668,966	7,845,682	—	21,514,648
Education Services	5,700,151	—	—	5,700,151
Electric Utilities	8,119,635	—	—	8,119,635
Food & Staples
Retailing	2,947,621	—	—	2,947,621
Food Products	11,327,157	—	—	11,327,157
General
Merchandise Stores	4,478,328	—	—	4,478,328
Health Care Providers
& Services	14,190,183	—	—	14,190,183
Industrial
Conglomerates	36,722,393	55,911	—	36,778,304
Insurance	29,401,079	—	—	29,401,079
IT Services	9,434,693	—	—	9,434,693
Life Science Tools
& Services	14,183,028	—	—	14,183,028
Media	18,503,295	—	—	18,503,295
Metals & Mining	2,692,061	—	—	2,692,061
Oil, Gas &
Consumable Fuel	8,726,278	—	—	8,726,278
Oil & Gas Drilling	76,275	—	—	76,275
Real Estate Management
& Development	7,844,289	—	—	7,844,289
Road & Rail	8,417,684	—	—	8,417,684
Specialty Chemicals	6,835,394	—	—	6,835,394
Total Common Stocks	276,474,646	7,901,593	—	284,376,239
Partnerships & Trusts	10,643,555	—	—	10,643,555
Warrants	2,425,002	—	—	2,425,002
Call Options Purchased	—	390,050	—	390,050
Put Options Purchased	—	514,875	—	514,875
Short-Term Investments	7,383,276	—	—	7,383,276
Total Investments
in Securities	$296,926,479	$8,806,518	$—	$305,732,997

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

	Level 1	Level 2	Level 3	Total
Forward Foreign
Currency Contracts#
Unrealized appreciation	$—	$538,737	$—	$538,737
Unrealized depreciation	—	(771,075)	—	(771,075)
Total Investments in Other
Financial Instruments	$—	$(232,338)	$—	$(232,338)
Securities Sold But Not
Yet Purchased –
Common Stocks	$7,715,729	$—	$—	$7,715,729

#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Transfers between levels are determined as of the end of the reporting period. There were no Level 3 securities held by the Fund during the year ended December 31, 2015, and therefore there were no transfers into or out of Level 3. It is the Fund’s policy to recognize transfers at market value as of the beginning of the period. Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2015 to December 31, 2015.

Transfers into Level 1	$74,549,054
Transfers out of Level 1
—
Net transfers in and/or out of Level 1	$74,549,054
Transfers into Level 2	$—
Transfers out of Level 2	(74,549,054)
Net transfers in and/or out of Level 2	$(74,549,054)

At the close of business December 31, 2014, certain of the Fund’s foreign securities that are traded on foreign exchanges were “fair valued” using prices provided by Interactive Data’s Fair Value Information Services (“FVIS”), however, at the close of business December 31, 2015 these foreign securities were not “fair valued.” As a result, these securities were transferred from Level 2 to Level 1.

B.
Financial Derivative Instruments.  The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments, and the purchase and sale of financial and other futures contracts and options on futures contracts.

Statement of Assets and Liabilities

Market values of derivative instruments as of December 31, 2015:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2015		of December 31, 2015
	Balance	Balance
	Sheet	Sheet
Derivative Instruments	Location	Value	Location	Value
Forward Foreign	Unrealized	$538,737	Unrealized	$771,075
Currency Contracts	gain on		loss on
	foreign		forward
	forward		currency
	currency		contracts
contracts

Call Options Purchased	Investments	390,050	—	—
in securities,
at value

Put Options Purchased	Investments	514,875	—	—
in securities,
at value
Total		$1,443,662		$771,075

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

Statement of Operations

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015:

			Location of	Change in
			Unrealized	Unrealized
	Location	Realized	Appreciation	Appreciation
	of Gain	Gain	(Depreciation)	(Depreciation)
	(Loss) on	(Loss) on	on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized gain	$22,594,058	Change in net	$(5,259,843)
Foreign	on foreign currency		unrealized
Currency	transactions &		depreciation on
Contracts	forward foreign		foreign currency
	currency contracts		translations & forward
foreign contracts

Call Options	Net realized loss	(561,993)	Change in net	151,126
Purchased	on investments		unrealized
appreciation
on investments

Put Options	Net realized loss	(2,551,298)	Change in net	399,167
Purchased	on investments		unrealized
appreciation
on investments
Total		$19,480,767		$(4,709,550)

C.
Offsetting Assets and Liabilities.  The Fund is subject to master netting arrangements with its counter parties (Morgan Stanley and Bank of New York Mellon) which govern the terms of certain transactions between the Fund and those counter parties.  The arrangements allow the Fund to close out and net its total exposure in the event of a default with respect to all the transactions governed within the arrangements upon settlement of multiple transactions between the two parties.  The following is a summary of offsetting transactions for the Fund as of December 31, 2015.

	Gross Amounts	Financial
	Presented in	Instruments
	the Statement	with	Collateral	Net Amount
	of Assets &	Allowable	Received/	(not less
Description	Liabilities	Netting	Pledged	than zero)
Assets:
Bank of New York Mellon	$7,646	$(6,563)	$—	$1,083
Morgan Stanley	531,091	(531,091)	—
	$538,737	$(537,654)	$—	$1,083
Liabilities:
Bank of New York Mellon	$6,563	$(6,563)	$—	$—
Morgan Stanley	764,512	(531,091)	(233,421)	—
	$771,075	$(537,654)	$(233,421)	$—

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

D.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not hold any written options as of December 31, 2015.

E.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31, 2015. For the taxable year ended December 31, 2015, the Fund deferred, on a tax basis, late year capital losses of $818,625.  The Fund did not defer any late-year ordinary losses.

The Fund utilized all capital loss carryovers during 2015 and at December 31, 2015, the Fund has no capital loss carryforwards available for federal income tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund opted out of ordinary gain or loss treatment and elected capital gain or loss treatment for all realized and unrealized transactions on forward foreign currency contracts during the year ended December 31, 2015.  Additionally, unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as capital gains or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s statement of assets and liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average quarterly notional value of forward foreign currency contracts outstanding during the period ended December 31, 2015 was $191,611,165.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s investment Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note 2 for further information on forward foreign currency contracts.

H.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

I.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on the identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

J.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund are determined in accordance with income tax regulations and are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

K.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

L.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

M.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

N.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended December 31, 2015, the Fund increased undistributed net investment income by $1,013,202 and decreased accumulated net realized loss by $1,013,202. The permanent differences primarily relate to foreign currency re-classes and sales of Passive Foreign Investment Companies.

O.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2015, the Fund incurred $2,793,402 in investment advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2016, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, in accordance with U.S. GAAP, and other extraordinary course of the Fund’s business, do not exceed:

	Share Class
Fund	Investor	Institutional
Global Value Fund	1.60%	1.35%

For the year ended December 31, 2015 no fees have been waived by the Adviser.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At December 31, 2015, there were no remaining cumulative unreimbursed amount paid and/or waived by the Adviser.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2016.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $219,011,350 and $149,396,274, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2015.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2015 and for the year ended December 31, 2014 for the Fund were as follows:

	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary income*	$4,972,612	$12,001,619
Long-term capital gains**	41,008	—
Total distributions	$5,013,620	$12,001,619

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$296,129,837
Gross tax unrealized appreciation	38,978,914
Gross tax unrealized depreciation	(29,375,754)
Net tax unrealized appreciation	9,603,160
Undistributed ordinary income	1,718,444
Undistributed long-term capital gain	—
Total distributable earnings	1,718,444
Qualified late year loss	(818,625)
Net unrealized appreciation on foreign currency	214,413
Total accumulated gains/losses	$10,717,392

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015, Continued

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the year ended December 31, 2015, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	Dec. 31,			Dec. 31,	Gain	Dividend	Dec. 31,	sition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
AINMT
AS	—	1,102,337	—	1,102,337	$(52,031)	$—	$7,845,682	$6,062,853
Enzo
Biochem
Inc.	—	3,151,784	—	3,151,784	—	—	14,183,028	9,915,721
Retail
Holdings
NV	278,157	—	—	278,157	—	—	4,478,328	4,210,364
Saltangen
Property	199,000	100,700	53,624	246,076	(86,901)	47,794	2,907,804	3,171,735
							$29,414,842	$23,360,673

As of December 31, 2015, the market value of all securities of affiliated companies held in the Evermore Global Value Fund amounted to $29,414,842 representing 9.6% of net assets.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Evermore Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evermore Global Value Fund (the sole portfolio constituting the Evermore Funds Trust (the Fund)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evermore Global Value Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 24, 2016

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on October 28, 2015, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, approved the continuance for an additional annual period of the Investment Advisory Agreement with Evermore Global Advisors, LLC (the “Adviser”).  The Independent Trustees considered whether the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale are achieved, if any, for the benefit of shareholders.; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided to the Fund.
The Board considered information it believed necessary to assess the ongoing nature and quality of services to be provided to the Fund by the Adviser. The Board also reviewed and considered the qualifications of the portfolio manager, and other key personnel of the Adviser who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, noting certain compliance issues with respect to the Fund that have been corrected. The Board noted that the Adviser provided non-advisory, administrative services to the Fund under the Investment Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.  In addition, the Board considered the information received throughout the year regarding the services provided by the Adviser and the culture of compliance which the Adviser has cultivated.

Investment Performance of the Funds.
The Trustees considered the investment experience of the Adviser. The Trustees considered the performance of the Fund since its inception on January 1, 2010 compared to its benchmark index, as well as historical performance of other accounts managed by the Adviser using investment strategies substantially similar

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

to that of the Fund. The Board also reviewed a report prepared by Morningstar, comparing the Fund’s performance to similar funds in the Morningstar peer group, noting the different strategies and emphasis of the peer group. The Board noted that the Fund’s performance during the quarter and year-to-date period ended September 30, 2015 were much improved versus the performance of its benchmark index, and that its one year and longer-term performance was also improved.  The Trustees also reviewed information concerning the Funds’ performance versus the Morningstar peer group. The Board noted that the Fund’s performance was materially better than the performance of its Morningstar peer group median for the year-to-date period ended September 30, 2015. The Board noted that the Fund’s performance ranked near the top of the Morningstar peer group. The Board noted that the Fund over-performed its Morningstar peer group median for the year-to-date period ended September 30, 2015.

Costs of Services Provided and Profits Realized by Evermore Global.
In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fees and expenses included a discussion and review of data concerning the Fund’s current advisory fee and total expense ratios compared to a peer group determined by Morningstar, as well as advisory fees charged by the Adviser to other accounts it manages using investment strategies substantially similar to those of the Fund. The Board noted the Adviser’s agreement to limit the total expenses of the Fund through May 1, 2016.  The Board noted that the Fund’s gross advisory fee and net total expense ratio is slightly higher than the median advisory fee and median net total expense ratio of its Morningstar peer group.  The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the Morningstar peer group. The Adviser advised the Board that it is not profitable with respect to the services it provides the Fund.

Economies of Scale and Fee Levels Reflecting those Economies.
The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that assets of the Fund had not grown sufficiently to consider potential for breakpoints in the contractual advisory fee to be paid to the Adviser, but that, given the relatively high fees, when Fund assets rise substantially, consideration of breakpoints would be appropriate.

Other Benefits.
In addition to the above factors, the Trustees noted that the Adviser receives no other benefits from its management of the Fund.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial and	1	Director &
(born 1959)		Term; Since	Chief Operating		Treasurer,
33 Hawthorne Place		2009.	Officer Herbert L.		Summit
Summit, NJ 07901			Jamison & Co. LLC		Lacrosse Club,
			an Insurance Agent		Audit
			and Broker		Committee
Chair, Summit
Area YMCA.

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term; Since	EXOP Capital LLC,		Cali Realty
767 Third Avenue	Trustee	2011.	an investment firm		Corporation;
New York, NY 10017			(2005 – present)		Trustee, Anti-
Defamation
League
Foundation;
Former Director,
Centerline
Holding
Company;
Former Director,
NDS Group plc;
Former Director,
Liberty
Acquisition
Holdings Corp.;
Former Director
Liquidnet
Holdings, Inc.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Interested Trustee

Eric LeGoff	Trustee	Indefinite	President, Evermore	1	Director,
(born 1961)		Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global		2009.	LLC, President,		Former Director,
Advisors, LLC			Hawthorne Associates,		Liquidnet
89 Summit Ave			LLC, Chief Operating		Holdings, Inc.
3rd Floor			Officer, Liquidnet
Summit, NJ 07901			Holdings, Inc.

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, Evermore	1	Director,
(born 1961)	Executive	Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global	Officer	2009.	LLC		Former Director,
Advisors, LLC					Liquidnet
89 Summit Ave					Holdings, Inc.
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	Chief Executive	Not	Director,
(born 1965)		Term; Since	Officer and	Applicable.	Modern
Evermore Global		2009.	Portfolio Manager,		Holdings, Inc.
Advisors, LLC			Evermore Global
89 Summit Ave			Advisors, LLC
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	Chief Operating	Not	Not
(born 1957)	Financial	Term; Since	Officer, Axion	Applicable.	Applicable.
Evermore Global	Officer	2015.	International
Advisors, LLC			Investors, LLC
89 Summit Ave	Treasurer	Indefinite
3rd Floor		Term; Since
Summit, NJ 07901		2015.

Magali Simo	Secretary	Indefinite	Vice President –	Not	Not
(born 1961)		Term; Since	Investor Services,	Applicable.	Applicable.
Evermore Global		2009.	Evermore Global
Advisors, LLC			Advisors, LLC
89 Summit Ave
3rd Floor
Summit, NJ 07901

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

John Canning	Chief	Indefinite	Managing Director,	None	None
(born 1970)	Compliance	Term; Since	Cipperman
89 Summit Ave	Officer	2014.	Compliance
3rd Floor			Services, LLC and
Summit, NJ 07901	Anti-Money	Indefinite	Senior Counsel,
	Laundering	Term; Since	Cipperman &
	Officer	2014.	Company, LLC
(since 2011);
formerly, Director
of Mutual Fund
Administration
of Nationwide
Fund Group
(2008 – 2011).

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 62.85%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was 14.10%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$5,293,388
Foreign Taxes Paid	611,396
Foreign Taxes Paid per share	0.022688
Foreign Tax Credit/Deduction	561,693
Foreign Tax Credit/Deduction per share	0.020844
Fund shares Outstanding as of December 31, 2015	26,948,100

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do

How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.

How does Evermore	We collect your personal information, for example, when you
Funds Trust collect
my personal	• open an account
information?	• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit	Federal law gives you the right to limit only
all sharing?
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include companies such as Evermore Global Advisors, LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• Evermore Funds Trust doesn’t jointly market.

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
WWW.EVERMOREGLOBAL.COM

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax.

	FYE 12/31/2014	FYE 12/31/2015
Audit Fees	$35,500	$38,200
Audit-Related Fees	N/A	N/A
Tax Fees	$8,800	$9,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date  2/24/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date 2/24/16

By (Signature and Title)*  /s/ Bart Tesoriero
   Bart Tesoriero, Chief Financial Officer

Date 2/24/16

* Print the name and title of each signing officer under his or her signature.